                                                                   EXHIBIT 10.22

                               FOURTH AMENDMENT OF
                                 LOAN AGREEMENT

     THIS FOURTH AMENDMENT OF LOAN AGREEMENT ("Amendment") is made this 1st day of March, 2006 by Summit Hotel Properties, LLC, a South Dakota limited liability company ("Borrower") and First National Bank of Omaha, a national banking association ("Bank") and amends that certain Loan Agreement dated July 20,2004 between Borrower and Bank ("Loan Agreement").

     WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, Bank extended to Borrower a Line of Credit in the maximum principal amount of $18,000,000.00 more fully described in the Loan Agreement;

     WHEREAS, pursuant to that certain First Amendment of Loan Agreement dated October 1, 2004 and under the terms and conditions thereof, Borrower requested and Bank advanced the Boise Acquisition Advance;

     WHEREAS, under the terms of that certain Second Amendment of Loan Agreement dated June of 2005 and under the terms and conditions thereof, the maximum principal amount available under the Line of Credit was increased to $25,000,000.00, and allowed Borrower to use Advances to construct improvements to Property acquired by Borrower;

     WHEREAS, under the terms of that certain Third Amendment of Loan Agreement dated August 24, 2005, the Termination Date was extended to June 24,2007; and

     WHEREAS, under the terms of this Amendment, Borrower has requested that Bank increase the maximum principal amount available under the Line of Credit to $30,000,000.00, and Bank has agreed to do so upon the condition that Bank participate $5,000,000.00 of the Line of Credit and that Borrower pay an agency fee as provided for in this Amendment

     NOW, THEREFORE, in consideration of the amendments to the Loan Agreement provided for below, the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

     1. Capitalized terms used herein shall have the meaning given to such terms in the Loan Agreement, unless specifically defined herein.

     2. The recital and Section 1.1 of the Loan Agreement are hereby amended to delete the reference to Twenty-Five Million and No/100 Dollars ($25,000,000.00) as the maximum principal amount of the Line of Credit and inserting in lieu thereof Thirty Million and No/100 Dollars ($30,000,000.00). To evidence this increase in the Line of Credit, Borrower agrees to execute that certain Second Amended and Restated Line of Credit Note of even date herewith.

     3. Section 8.5 of the Loan Agreement is hereby amended by adding the following as a new sentence at the end of such Section: "Lender shall participate $5,000,000 of the Line of Credit to West Bank on a last in, first out basis and under such other terms as are acceptable to Lender.

     4. Article I of the Loan Agreement is hereby amended to add the following new Section 1.10:

     1.10. Agency Fee. Company shall pay Lender for the account of Lender only an agency fee equal to one half of one percent (V2%) of West Bank's participation amount of $5,000,000.00, payable as follows: (i) one half (Vi) of such fee shall be payable on the execution of that certain Fourth Amendment of Loan Agreement between Company and Lender; and (ii) one half (V-z) of such fee shall be payable by Company to Lender on the earlier to occur of (a) the first anniversary date of that certain Fourth Amendment of Loan Agreement between Company and Lender and (b) the Termination Date (as it may be extended by Lender and Company). The foregoing agency fee payable by Company to Lender on the execution of the Fourth Amendment of Loan Agreement shall be pro rated based upon the number of days remaining between the date of such Fourth Amendment of Loan Agreement and the Termination Date of the Line of Credit at the time such Fourth Amendment of Loan Agreement was executed by Company and Lender without regard to any extensions thereof.

     5. Borrower acknowledges the addition of West Bank as a participant in the Line of Credit and agrees to the pay Lender the above-referenced agency fee. Except as modified and amended herein, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed by Borrower. To the extent necessary, the other Loan Documents are hereby amended to be consistent with the terms of this Amendment.

     6. Borrower certifies and reaffirms by its execution hereof that the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true as of this date, and that no Event of Default under the Loan Agreement or any other Loan Document, and no event which, with the giving of notices or passage of time or both, would become such an Event of Default, has occurred as of execution hereof.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

                                        FIRST NATIONAL BANK OF OMAHA


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        SUMMIT HOTEL PROPERTIES, LLC,
                                        a South Dakota limited liability
                                        company, by its Company Manager,
                                        THE SUMMIT GROUP, INC.


                                        By: /s/ Kerry W. Boekelheide,
                                            ------------------------------------
                                            Kerry W. Boekelheide,
                                            President

Acknowledged, accepted and consented to this 1st day of March, 2006 by:

THE SUMMIT GROUP, INC.


By: /s/ Kerry W. Boekelheide,
    ---------------------------------
    Kerry W. Boekelheide, President


                                       3